Note 10 - Retirement Plans - Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2019	Mar. 31, 2018
Service cost	$ 9,646	$ 8,457
Interest cost	9,131	8,125
Expected return on plan assets	(15,104)	(15,050)
Amortization of net loss	1,597	106
Prior service cost	119	119
Net periodic benefit cost	$ 5,389	$ 1,757